Amendment to Registration Rights Agreement

                  This Amendment ("Amendment") to the Registration Rights Agreement dated as of May 8, 1998 (the "Registration Rights Agreement") between BriteSmile, Inc., a Utah corporation (the "Company"), and LCO Investments Limited, a company organized under the laws of Guernsey, Channel Islands ("LCO"), is dated as of December 5, 2000.

                                    RECITALS:

                  WHEREAS, simultaneous with the execution and delivery of this Amendment, the Company and LCO are entering into that certain Note Purchase Agreement dated as of December 5, 2000 (the "Note Purchase Agreement"), pursuant to which LCO agrees to purchase $5,000,000 in aggregate principal amount of Notes (the "Notes") payable by the Company to LCO; and

                  WHEREAS, the Notes are convertible, subject to the terms and conditions thereof, into shares of the Company's Common Stock, par value $.001 per share (the "Note Conversion Shares"); and

                  WHEREAS, concurrent with the Note Purchase Agreement, the Company has granted to LCO Warrants to purchase up to 250,000 shares of Common Stock at an exercise price of $5.00 per share (the "Warrant Shares"). The Note Conversion Shares and the Warrant Shares are collectively referred to in this Agreement as the "New Shares"; and

                  WHEREAS, the Company and LCO desire that LCO shall be entitled to all of the benefits of the Registration Rights Agreement with respect to the New Shares.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                           Amendments to the Agreement

         1.1 Amendment to Section 1. Section 1 of the Registration Rights Agreement is amended to add the following sentence to the end thereof:

                    "LCO's rights under this Section 1 shall be exercisable with respect to all of the shares of Common Stock of the Company
                    (i) subject to issuance by the Company upon conversion of the Notes purchased by LCO pursuant to that certain Note Purchase Agreement dated as of December 5, 2000 between the


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                    Company  and LCO,  (ii)  subject to  issuance by the Company upon the exercise by LCO of LCO's right to purchase shares of Common Stock pursuant to that certain Warrant dated as of December 5, 2000, and (iii) any additional shares of Common Stock which the Company and LCO may hereafter agree in
                    writing   shall  be   entitled   to  the   benefits   hereof
                    (collectively, the "Additional Shares"), and the Additional Shares shall be "Registrable Securities" for all purposes of this Agreement."

         1.2 Amendment to Section 2. Section 2 of the Registration Rights Agreement is amended to insert after the words "shares of the Company's Common Stock then owned by Holder" the following words:

                    ", including any Additional Shares".


                                   ARTICLE II

                                  Miscellaneous

         2.1 Definitions. Capitalized terms used in this Amendment and not defined herein shall have the respective meanings ascribed to them in the Registration Rights Agreement.

         2.2 Entire Agreement; Restatement. Other than as amended by Article 1 above, the Registration Rights Agreement shall remain in full force and effect unaffected hereby. The Registration Rights Agreement, as amended by this Amendment, is hereinafter referred to as the "Agreement", and the parties hereto hereby agree that the Agreement may be restated to reflect the amendments provided for in this Amendment.

         2.3 Governing Law. This Amendment shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the state of Utah, without giving effect to the choice of law provisions thereof.

         2.4 Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart being deemed an original instrument, and all such counterparts shall together constitute the same agreement.


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first written above.

                                     BRITESMILE, INC.


                                     By:
                                        --------------------------------
                                     Name:  John L. Reed
                                     Title:  Chief Executive Officer


                                     LCO INVESTMENTS LIMITED


                                     By:
                                        --------------------------------
                                     Name:  Brian Delaney
                                     Title: